Exhibit 10.12

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND **IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL**. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 8

to

Purchase Agreement No. 03776

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 7 , 2017, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737-9 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to *** 737-9 Aircraft as follows

	Manufacturer Serial Number	***	***
***	***	***	***

WHEREAS, Customer and Boeing have previously executed documents reflecting Customer Configuration Changes (as that term is defined in Letter Agreement UAL-PA-03776-LA-1207643 entitled "Open Matters" (Open Matters Letter)) effected through Customer's acceptance of Customer Specific Option Selection Packages A through E for specified Boeing Model 737-9 aircraft (Customer Configured Aircraft).

WHEREAS, Customer and Boeing now desire to conform and further amend the Purchase Agreement to reflect the following:

(i) all Customer Configuration Changes;

(ii) revise Table 1 to reflect such Customer Configuration Changes; and

(iii) replace existing Exhibit A-1 with a revised Exhibit A-1 reflecting the Customer Configuration Changes;

WHEREAS, Customer and Boeing agree to incorporate certain *** into the Purchase Agreement;

UAL-PA-03776 SA-8 Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 8 to
Purchase Agreement No. 03776

WHEREAS, Customer and Boeing agree to incorporate certain revisions to the Letter Agreement UAL-PA-3776-LA-1606848 entitled "*** Special MAX9 Aircraft" (*** **Letter Agreement**) including a *** (as that term is defined in the *** Letter Agreement) to a ***.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents.

The "Table of Contents" is deleted in its entirety and replaced with the attached "Table of Contents" (identified by "SA-8").

2. Tables.

Table 1 entitled "*737-9 Aircraft Delivery, Description, Price and* ***" is deleted in its entirety and replaced with the attached similarly titled "Table 1" (identified by "SA-8").

3. Exhibit.

Exhibit A-1 is replaced in its entirety with a revised Exhibit A-1 (identified by "SA-8) to incorporate the Customer Configuration Changes for each Customer Configured Aircraft.

4. Letter Agreements.

4.1. Letter Agreement UAL-PA-03776-LA-1207637 entitled "*** Matters" is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1207637R1 (identified by "SA-8").

4.2. Letter Agreement UAL-PA-03776-LA-1208157 entitled "***" is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1208157R1 (identified by "SA-8") to ***.

4.3. Letter Agreement UAL-PA-03776-LA-1207650R1 entitled "Special Matters" is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1208157R1 (identified by "SA-8") to *** the Special 737 MAX ***.

4.4. The *** Letter Agreement is deleted in its entirety and replaced with Letter Agreement UAL-PA-3776-LA-1606848R1 (identified by "SA-8") to revise certain terms therein including the ***.

5. Miscellaneous.

Boeing and Customer agree that the applicable amount from Figure 1 is *** as the *** under this Supplemental Agreement No. 8. Such *** will be *** to Boeing upon execution of this Supplemental Agreement No. 8.

Figure 1

***	***

UAL-PA-03776 SA-8 Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 8 to
Purchase Agreement No. 03776

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of this page is left intentionally blank.

UAL-PA-03776 SA-8 Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 8 to
Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	**UNITED AIRLINES, INC.**
/s/ Irma L Krueger	/s/ Gerald Laderman
Signature	Signature
Irma L Krueger	Gerald Laderman
Printed Name	Printed Name
Attorney-in-Fact	Senior Vice President Finance, Procurement and Treasurer
Title	Title

UAL-PA-03776 SA-8 Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

�  � �  �        !!"#$  %  "&'(! )  * +  *, -  !! .,# �  /0  12134567689:;<=5><6?@;<A765B:5CD@E657<8DFGGG  3HIJ  �  3/  12134KGGG12134567689: CD95LM68:5CD 3HN%  O)ONPQR QS  N)  O)ONOQR QS  T  Q"&UV,#!U#$ #W#  EE �IJ  �  X  X# !Y#,ZQ,![[[ T\X  T\X]W#  'NOR'  R# ,'$$ ]W# XX  XŜ![[[ '_*  '&_Q* R ,$ # �� ̀  �  3E3a211b33/ca1b21 /  GGG8:<6A  'NPd_N*Ne)OOfN_N%eOf)P  [[[ d_N*Ne)OOfN_N%eOf+e  ", # \S(̂& d_N*Ne)OOfN_N%eOf+)  g$# d_N*Ne)OOfN_N%eOf++U  [[[Q  'NO [[[Qh(,  'Nfd_N*Ne)OOfN_N%eOf+f  * ,  '$$  �  � � @  � ;�� ̀  � @7CD:5DM<F     d_N*Ne)OOfN_N%eOf+O  '*(#!XV$, d_N*Ne)OOf  .T_Xg\Rgi.Xi.'  'NP*S Q% ̀ j �;   @ 0E E � k �      ! "#$$%  &'"$%(")&  *+,-./01/2,34  * 5�  6778  999  �  6  999  ! "#$$%  &'"5&'#  :::1/2,34  ! "#$$%  &'"5&($  999  6�  6   ;;<=;>  ! "#$$%  &'"5(?%  @A> �  6 6  B> �  66  CD999> �6  6  ;EF;GEB  ! #$$%  &%"%5H5)&  :::*+,-./01I?.3-3/J2  * 5 *!!K1KLMN)KK1KLM*  OMKO*PQEBBRS   TE U  EBBRS  TED U  7EBBRS   >D U  7EBBRS   TE U  7EBBRS7  TED U  EBBRS  VWED6U  EBBRS  CFBW U  *X++0,Y,Z2/0[3,,Y,Z2L\]5   X̂Z,$_'"&$�  À abV<bRAaRA  6U = cPKdLNeLdMKOd)dLK*_dLf]!)P!)dKM)g ��    ! "!  #$$$  %#&%�'() ***+,-./0 1"  )  ***   2%#&� )*** ***+,-./0     34 &2 5  ) *** ***       ) 6***2  34 &2 5  ) *** ***'"5 ) 6***         1 �  #5 )6***  2 )    2  7   8) 6***34 9#:72;98) ***         3   72:  #352&1 28) 6***34 9#:7; 98) ***        3  5  #2< "735282) 6***     1  #2< "71 282) 6***     ""  ) 6***  =       2 5  7  8%    1% $2 2$$$3    &  $$$   7 &$$$   8)       $$$$$$ $$$$$$ $$$$$$ $$$$$$*** *** *** *** *** *** 6*** 6***6***6***6***�) ***        *>,?@.AB/CB@DCEF?,.GHI***+-E0-A.GG,JCGCEKLECC?C.G.-?MCENKJOPKOQRSSTOJKOUVQSTWRX)1    " ## #  #  Y  ***NKJOPKOQRSSTKPZ[UQ\WR\X]̂ ]   ]AMBCU+CE1_IPALCU3&̀# !9  "  ��  �   �   �  ! �"#! �$ %  #% �&'())*+,-./,.01223.45,  6,.7/89:; < =�> ? �

�      � �  ! "#$%$&'()*+$,(-(,'&(./(01.$(/23.,45$/&/456$78889&#$3$0(2/'&.7(088834$&.&#$%$&'()*+$,(-(,'&(./6$(/2')(2/$36:5'/4-',&47$70$7(')/456$7;$<2<;-.7&#$888'(7,7'-&;&#$%$&'()*+$,(-(,'&(./(0+7.=$,&$3&.6$888>$?888;3'&$3888@<*4,#%$&'()*+$,(-(,'&(./A()6$,.5+7(0$3.-1.$(/2,./-(247'&(./0+$,(-(,'&(./3.,45$/&/456$7888;>$?888;3'&$3888;'0'5$/3$3&.(/,.7+.7'&$&#$.+&(./')-$'&47$09BC@)(0&$36$).A;(/,)43(/2&#$$-$,&0./D'/4-',&47$7E0F5+&:G$(2#&9�H@'/3I+$7'&(/2F5+&:G$(2#&9�H@<J00../'0+7',&(,'6)$;1.$(/2A()-47/(0#&.K40&.5$7,.+($0.-&#$%$&'()*+$,(-(,'&(./;A#(,#,.+($0A()7$-)$,&04,#I+&(./0<"#$J(7,7'-&1'0(,L7(,$7$-)$,&0'/3(/,)43$0')$-$,&0.-04,#I+&(./0;$M,$+&04,#J(7,7'-&1'0(,L7(,$3.$0/.&(/,)43$&#$+7(,$$-$,&0.-'/:14:$7N47/(0#$3FO4(+5$/&.7P/QN)(2#&F/&$7&'(/5$/&<RJSQLJQTUVVWQFXJ   *JQY L'2$Z� [ �  �\]  ̂_ _ � ̀ �                      �� �     !"##$ %    & ' "()*+,-./,+0*12+34+,*56+,7893)93+*023: �� �� �  � ���� � �� !�"#!!$!#!$%"&�'(�)*�+� *,'�-'. * �)(�$$$�+/0*1 �222�3 '(%4'*1�+'* (� ' �5�!$�6789:;<=>�?@9>>A>BCD�/E�� �  �6FG>HB@D� &�"&�'()*�6I8=CGA>9D�'  ��3&��3J� '*' 4�6?H9:9<KCD(�'� ' �LM>C>9�?@9>>A>BCN� &(� &�(+  (��+'* (� ' ��' (�+(&�/+��&4&�(�#'� ' �( � .��( �   � (���+'* (� ' �(�#'� ' �(+ '(&(� &�'  *(��('�#'� ' �" O!!$!#!$ $�& &�P+���+'* (� ' �*' ' (��' (� &�*&(�4�QR"#�/E� � &� +( '�(�#' ' � &4(�*' �' (� &�*&(�4��Q�E�'( *���'*' 4� 222� 222��222222�E�/�222���222�)��.� �222�*((��222�4' � �'&� '�E'�(+*�'&� '�'S+'(� �222��222� (�222� �(�222�E��/� .  /�'� '.&&��(+*�'&� '�E+�� ''�E'�*(�4�222� '.&&� �222 '(��+(�* '* �' ( /�4'(�� (((�222� 222�% (� +( '� '(� �222�)��.� �222� +( '�222� +'(+ ��'*�� /(�('+*�4' � ���*' '� +( '�( 222��+'* (� ' � (� &&�/�(�#'� ' � +( '�E�222�"#!!$!#!$% � !222�3 '( �  �FTUVWXYZWV[U\�?V]MVWÛ_�VWÌ�7]T7]VU[?]a ��       �                                        !              "         !  #$! %&!%'�(()% !%*+',+�- !  .      !  #$! %&!%'�(()% !%*+',+�,        !            /      !      0                                1    23.4.0#546&!#789 90 :  0 8! %%$! %&!%'�(()% !%*+'()�(;*  <!%,6   & +=>?@ABCDA@E?FG@HI@A?JK@ALMNH>NH@?EGHO

��� � �  ��� �!"#$%�&'()�**� +,-�.-+/0 �12+�34�+- �54�+24+/ -�+++�6.77897.798  � 17:;;;�< + � =�8>?@�A� �!"#$%�&'�B"?B"!"C �� �  �� � !�"#!!$!#!$%&"'�()�*+�,� +-(�.(/ + �*)�$$$,01+2�� + �3 ()�4��35�(+( 6�&6(+)2�7 ,(+ )� ( �8�!$�9:;<=>?@A�BC<AADAEF7�0G�� �  �9HIAJEC7� '�"'()�*+�9K;@FIDA<7�(  ��3'��35� (+( 6�9BJ<=<?LF7M� '�����������7 #(� ( �"#!!$!$�'�NNN)�(� ( �9OAFA<�BC<AADAEF7� ')� '�),  )��,(+ )� ( ��( )�,)'�0,��'6'�)�#(� ( �) � /��) �   � )���,(+ )� ( �)�#(� ( �), ()')� '�(  +)��)(�#(� ( �"#!!�$!#!$%&�' '�.+ 0(��$� NNN�NNN���NNN�6� +�!�(+( 6� �NNN�� ,) (�NNN�� �NNN��!�NNN�NNN���NNN�6� +�!�(+( 6� �NNN�� ,) (�NNN�� �NNN��!�NNN� �( ())� �NNN�6)�NNN�)�+))�G��( )�6�#(� ( �$!$!PP!� )� ''�NNN�,(), ���NNN� ,) (� �NNN�6�NNN��� �6�NNN� �NNN�� ,) (�NNN �NNN�,(), ���NNN� ,) (� �NNN�6�NNN��� �6�NNN� �NNN� ,) (�NNN��NNN%�NNN� '�NNN� ()� (���6G �NNN�G+�G�NNN� + �35�(+( 6�9OJDJFAQ�RSRTU�BJ<=<?LF7%��� �NNN�6� +� + 0�NNN�!�(+( 6� �NNN�� ,) (�NNN��0�,)'�)�6(��NNN�6 �NNN� '�NNN� '�) ��0� '��NNN�(�NNN�"#!!$!#!$%& � ! + �3 () �  �HVWXYZ�[�\YX]Ŵ �BX_OXYẀ�:_V:_XW]B_a �                �                          !  �     !  !    "##$#%   "&$'(    �    !)    *   %   �� �          !   !    ! ! %        !+ *   !*  ,         -&    #&#   !#&#./  012    #&#*       ! #&#./3 !   #&# !   �   ,43     &*      - #&#!5676888-#&#./  !91:  ! * #&#  #&#*  *!#&#./  !     ; #&# <  2  0#&#<=          #&#<=,  *    *-    2!          !    * ! >  *  !           +*   ?   ,    - !       @               !    3     "  !    *  , -   !   3        !    A, -           A , -             03  ).%.(&##'..�(#'(B  .$ <   % CDEFGHIJGFKELMFNOFGEPQNDQNFEKMNR �  �   ��� ���  ����� �  � � � � � ��  ��  �� � � �!"#"$%&&""'($))*�& !� �� +�� � ��� � � � � ��  ��� � �,-�� �� � � �!"#"$%&&""'($)(%)+�� � ���+��� � +� ��  � ���� �)   ���  �� � ��� ���� � �  � ���  ���� � .��� ���� �� � � �!"#"$%&&""'($)(%/0 �  �  +�12,�3,4 5� 36# 7 8�99�4 ��:  48�  "";�!"#"$%&&""'($&<$=( � ")�6  � #�%>?@ABC�D�BAE@F�GAHIAB@J�KH?KHA@EGHL

��� � �  � �� �!"#$%�&'()�**� +,-�.-+/0 �12+�34�+- �54�+24+/ -�+++�6.77897.79:  � 17;1<4,�= + � >�?@AB�C� �!"#$�D"AD"!"E �   �   � � �    ! "# $%&' ($ )*)+,-  )*)+,-  )))+.-- ).) /01 $ 2   $ 2  3&!$4$"564&7     3&!$4       89: ;  < => ?@A        B 04! $!%C "# $%&' &4D , &4D E &4D . &4D F &4D G &4D H &4D ) ($ )*)+,- )*)+,- )))+.-- IJ#%$4 ).)+) $ 2  K 3&!$4$"564&7        3&!$4       => ?@A       89: ;  <  &6 L&% M '   B K  N  O P: Q  RS9TP  P U  ;: P  VP WO:  X;:  Y9V Z :;Z[  P[;:: ;;VO  P ZO  W 9:  QV 9 W P ZO  \;WWVV � : T;P  ]   P 9: \;WWVV �  ̂  :;Z:_;  ]   : ;VP Z ̀9YP Q   Z 9::;P 9  V;: ab P ab̂ � � �  \�c\W9V ] : �  � � � d  Lefghi j khg3fl 0gmnghfI =me=mgf30m( �   �  � � �     �    !  "   #$%& '(')*+ '(')*+ '''),++ ','  %-.   /01%2 3%456207     /01%2       8" !  9 :; <=>        ? @21$&-%1AB$ 4C$-%&A0D  E F15 GH%&1$&  I0&$C%41D #$%& '(')*+  '(')*+  '''),++ ',' J@KL%-.   /01%2 3%456207        /01%2       8" !  9 :; <=>        ? � � �  M�NMOP Q " �  � � �  R  STUVWX Y ZWV/U[ @V\]VWÛ :\T:\VU/@\# �   �  � �  � � �  � �  �  � �  �!  "#$%&' ( )&%*$+ ,%-.%&$/ 0-#0-%$*,-1

� �� �  �� �� �� �� �!"##$#"#%&!'�()�*+�,� +-(�.(/ + �*)�$$$,01+2�333�&4(+2�,(+ )� ( �5�#$�6789:;<=>�?@9>>A>BCD�0E�� �  �6FG>HB@D� '�!'�()*+�6I8=CGA>9D�(  ��J'��JK� (+( 4�6?H9:9<LCD)�"(� ( � ')� '�),  )��,(+ )� ( �)�"(� ( �), ()')� '�(  +)��)�("(� ( �! M##$#"#%�' '�N,���( )�,)'�(� '��)�"(� ( � '��'4'�(�E� /��) �   � )���,(+ ) ( ,01+���( )� (/))� '�+')�')+(0'�(� �333�(+( 4� )�4��4+/�' �6O4+/�. D�4�333� ,) (P)�333 �333� ,) (� � �+ ( � )�')+(0'�� ( ( ��0E�333� �(+( 4�333�4(��() +/� '� �O4+/�. �4�),+�333�) �0��' � � � (/')�333�,))�(E)� ,, � ('��333�4(�� + 0(+( 4�333� �E�,)�)�0)�( ) 0�4()�� (/'�333�� (� �333� 4(�(+ �4� ,) (P)�E(�(Q,)� 333�� �4�'/(�4� +�(+( 4�333� 4(�'/(�4� �(+( 4�333� )�(Q,)'�0� ,) (�,+�333�) �0�333'4 ��(+( 4�J ,4 +,((P)�( �5, 0(�6J5D��'/(�' � '��O4+/�. �4�333��333�) � )'+ �333R��333� ,) (� �333�),0)Q,���O4+/�. �*4�333�� ,) (�333� )�,'�� ( ( ��0E� 333333�� ++(' +�E�(��333�)�4(�0E� � ,) (P)� ��!"##$#"#%& � #333 �  �FSTUVWXYVUZT[�?U\]UVT̂_�UVÌ�7\S7\UTZ?\a ��    � �  �� � � �  �  � ��  �  ����  ��  ��    ���  � �    �     � �!  "�   �  �  �  � �   �   �  � �  � �" �  �#�!  "� �  ��   � �� #$ � � � � �  � �  � � �" �% �&''())*''(+��&''())*''(+), � -'+ � "�./0123�4�521607�819:120;<�12=>�?9/?910689@ �        ! "# $$%$ &! $'() *+,)-./0123/45/.167/.89  :: ;! �!# !:"!#  #:  <  +=))>  ,*+?,@)%,  ; ?AAA  =BC1/.DE-./0123/45/.167/.89F4CF4/1034G � �   �  � � �  !" #!$%! &' ( )*+,, -./0 1)2$ $!340!)5.' (%! .!& 67676 # !.  8889:$ ) ;$ #5$<  #;=>#=7,??6=;#=@+7A@B?9@C . >/$)0& #5$<  7,??6888D$E $/%E E./$&'FGC HIC(JK 4IL>#JMHE (& #)0<  # . #;=>#=7,??6=;#=@+7A@B?9@ -#=A888 >5 @NOPQRS T RQUPV �Q QRPWX QRYZ OQPU�[

� �                 !"#$%&'( )'*+$, --- --- ---.'",*/*'( )'*+$, --- --- ---0*1+' 2" 3*(42*1, )'*+$, --- --- --- 5    !"#$%&'( )'*+$, --- --- ---.'",*/*'( )'*+$, --- --- ---0*1+' 2" 3*(42*1, )'*+$, --- --- ---     !"#$%&'( )'*+$, --- --- ---.'",*/*'( )'*+$, --- --- ---0*1+' 2" 3*(42*1, )'*+$, --- --- --- 6,%#$7'1, 6 ,2 869: 6:;<==>:96:?@;A?B=C? D6:A--- %+' @EFGH I JGF � GFKL GMN   F� O �   �  � � � �  � � � �   !" # $! %& ' () !*+ !,- .(.( %'(/ � �� �  �� �� !��"#!!$!#!$$ %"&�'(�)*�+� *,'�-'. * �)(�$$$�+/0*1 222� * �34�'*' 5�%5'*1 +'* (� ' �6�!$�789:;<=>?�@A:??B?CDE�/F�� �  �7GH?ICAE� &�"&�'()*�7J9>DHB?:E�'  ��3&��34� '*' 5�7@I:;:=KDE(�'� ' �7L?D?:�@A:??B?CDE� &(� &�(+  (��+'* (� ' ��' (�+(&�/+��&5&�(�#'� ' � .��( �   � (���+'* (� ' �%5'*(���+'* (� ' � '���+'* ( ' � (� &&�5' � �� �*+& �/�F �5�(�#'� ' � &�'�'� ' (�/F� � & +( '�M<I>�L?D?:�@A:??B?CD�>9N?:>?O?>�=CO�:?NP=;?>�IC�ID>�?CDI:?DQ�L?D?:�@A:??B?CD�R@LS8@STUVVWSL@SXWTWYZY�O=D?O[?;?B\?:�]V̂�]TXW_� 222 +( '� (��' ��222��&.'�5� �5��222� * �34�'*' 5�5' �222�&.'� ��222� +'(+ ��' (�5�(�#'� ' �7̀̀ È�a'�� .& *�5�&+/�� ' �  + �+ /'�5�222�(�222� 6*�%b+'  +( '�F� '.&�F'�*�7̀̀ �̀cHDI;?E�5�(���222� +'* (�5� � /� * �34�'*' 5�� ' ��d'*(�6*�-+�- �( *5&�� * ���(�#'� ' �d *�(+*�222� * �34�'*' 5�**5' &�F� � (�( *5&��*� �'�(�'5'&��'� (� �̀̀ �̀@I:;:=KD� 222�222�5� * �34�'*' 5�F*�* �/�222��222�(�( *5&�� * ���(�#'� ' ��"#!!$!#!$$ % � e@SY222 � #� �Gfghci�8jf8jhgM@jk �   �  �  � � � ��� ��  � � � �� ��  �  � �   � � ���    � !"#"$%&!�'()""#"$%*� ��� ��  �+�, �  ���   �� �- �  ��� �  � �  �� �.  �  �� �  � � ��, �  � �� ��  �  � /�/����,�0 12�    �3/�   �   � � �  � ���  ��4 ��, �  � � �  /� ���,�0 12    ����� ��  �5 467+�467�� �� � � ��  /� ��/�3��    �8   79 ��  ��.  �  �:�; .<- <=>??8<. <@A=BA>B� �   ��3  � 3�� �.   � �  � �  ��  ��  C��?  �+     ��4 �  �  � � ���  � �� �.  �  �  �3/�4 ��  �� �� �3D � � �  �� � � ��.  �  �:�; .<- <=>??8<. <@A=BA>E /� /�/ �+F7�4G7:H�G0- :I4/J� �.�K    J�  /<<6 ��; .<- <>??8<. <@8=8BBL@ � 'MN � . �- �AOPQRST�UVPUVRQW'VX

��� � �  ��� �!"#$%�&'()�**� +,-�.-+/0 �12+�34�+- �54�+24+/ -�+++��6.77897.799:;:  � $!<=>>> � .�?�8@AB�C"AC"!"D �      � � �            !"#$%& ' ( )*+,+-../+*+'/0/1213' �4 5  !"#$%& '6 ,!7% '89:; < =>9=>;:?�>@